SELECT LIFE NY II

VARIABLE LIFE INSURANCE POLICIES
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Life Separate Account I

Supplement Dated November 15, 2024

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in your prospectus.
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IMPORTANT INFORMATION REGARDING THE INVESTMENT PORTFOLIOS

Scheduled Substitutions of Funds

Effective at the close of business on January 24, 2025 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, the Insurance Companies will “Substitute” (i.e., replace) certain “Existing Funds” under the Policies with certain “Replacement Funds,” as set forth in the table below:

List of Fund Substitutions

Existing Fund	Replacement Fund
Voya Large Cap Value Portfolio - Class I	Voya Index Plus LargeCap Portfolio - Class I
Voya Limited Maturity Bond Portfolio - Class S	Voya Government Liquid Assets Portfolio - Class I
VY JPMorgan Small Cap Core Equity Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I
VY T.Rowe Price Equity Income Portfolio - Class I	Voya Russell Large Cap Value Index Portfolio - Class I
VY Columbia Small Cap Value II Portfolio - Initial Class	Voya Index Plus SmallCap Portfolio - Class I
VY JPMorgan Mid Cap Value Portfolio - Initial Class	Voya Index Plus MidCap Portfolio - Class I
VY T. Rowe Price Diversified Mid Cap Growth Portfolio - Initial Class	Voya Index Plus MidCap Portfolio - Class I
Voya Small Company Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I
Voya Small Company Portfolio - Class S	Voya Index Plus SmallCap Portfolio - Class I
Voya MidCap Opportunities Portfolio - Class I	Voya Index Plus MidCap Portfolio - Class I
Voya SmallCap Opportunities Portfolio - Class I	Voya Index Plus SmallCap Portfolio - Class I

On the Substitution Date, any Policy Value allocated to a Variable Investment Option investing in an Existing Fund will be automatically transferred to the Variable Investment Option investing in the applicable Replacement fund.

Each Substitution will be effected at the relative net asset value per share of the Existing Fund and applicable Replacement Portfolio. Your Policy Value immediately prior to the Substitution will equal your Policy Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The fees and charges under your Policy will not increase as a result of the Substitution. Your rights and the Insurance Company’s obligations under your Policy will not be altered in any way.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting us at Customer Service, P.O. Box 981331 Boston, MA 02298-1331 or calling us at 1-800-366-0066.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Policy, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:
Customer Service
P.O. Box 981331
Boston, MA 02298-1331
1-800-366-0066

If you received a summary prospectus for any of the funds available through your Policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.